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                                                                      Exhibit 21

                            SUBSIDIARIES OF NISOURCE

                             AS OF DECEMBER 31, 2003

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
                          SEGMENT/SUBSIDIARY                            STATE OF INCORPORATION
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
GAS DISTRIBUTION OPERATIONS

Bay State Gas Company                                                   Massachusetts

Columbia Gas of Kentucky, Inc.                                          Kentucky

Columbia Gas of Maryland, Inc.                                          Delaware

Columbia Gas of Ohio, Inc.                                              Ohio

Columbia Gas of Pennsylvania, Inc.                                      Pennsylvania

Columbia Gas of Virginia, Inc.                                          Virginia

Kokomo Gas and Fuel Company                                             Indiana

Northern Indiana Fuel and Light Company, Inc.                           Indiana

Northern Utilities, Inc.                                                New Hampshire

Columbia Service Partners, Inc.                                         Delaware

Northern Indiana Public Service Company*                                Indiana

ELECTRIC OPERATIONS

Northern Indiana Public Service Company*                                Indiana

GAS TRANSMISSION AND STORAGE OPERATIONS

Columbia Gas Transmission Corporation                                   Delaware

Columbia Gulf Transmission Company                                      Delaware

Crossroads Pipeline Company                                             Indiana

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
                          SEGMENT/SUBSIDIARY                            STATE OF INCORPORATION
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
Granite State Gas Transmission, Inc.                                    New Hampshire

OTHER OPERATIONS

NI Energy Services, Inc.                                                Indiana

NiSource Energy Technologies, Inc.                                      Indiana

NiSource Development Company, Inc.                                      Indiana

Columbia Energy Services Corporation                                    Kentucky

EnergyUSA, Inc.                                                         Indiana

NiSource Retail Services, Inc.                                          Delaware

NI Fuel Company, Inc.                                                   Indiana

EnergyUSA-TPC Corp.                                                     Indiana

PEI Holdings, Inc.                                                      Indiana

DISCONTINUED OPERATIONS

IWC Resources Corporation                                               Indiana

CORPORATE

Columbia Energy Group                                                   Delaware

NiSource Capital Trust I                                                Delaware

NiSource Finance Corp.                                                  Indiana

NiSource Capital Markets, Inc.                                          Indiana

NiSource Corporate Services Company                                     Delaware

NiSource Insurance Corporation, Limited                                 Bermuda

* Reported under Gas Distribution Operations and Electric Operations.
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